                                                                    Exhibit 99.2

Pro Forma Condensed Consolidated Financial Statements


     The accompanying unaudited pro forma condensed consolidated financial information of the Company is based on and should be read in conjunction with the historical consolidated financial statements and notes thereto appearing in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2005. Because Sport Supply Group, Inc. ("SSG") has not previously been presented as a discontinued operation in the Company's financial statements included with prior filings, the accompanying Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2005 and the Pro Forma Condensed Consolidated Statements of Operations for the fiscal years ending March 31, 2005, 2004 and 2003 reflect adjustments to present SSG as a discontinued operation. These adjustments are included in the column "Adjustments to Reflect Discontinued Operations". In addition, the Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2005 reflects adjustments to present the sale of SSG and the allocation of the related net proceeds as though the sale occurred on that date, and the Pro Forma Condensed Consolidated Statements of Operations for the fiscal year ending
March 31, 2005, reflects adjustments to reduce interest expense as though the sale of SSG had occurred on April 1, 2004 and a portion of the net proceeds had been used to repay the entire balance on the Emerson revolving line of credit. These adjustments are included in the column "Adjustments to Reflect Sale of SSG".

     The accompanying unaudited pro forma condensed consolidated financial information includes all material adjustments necessary to reflect, on a proforma basis, SSG as a discontinued operation, and the impact of the sale of SSG and the allocation of the related net proceeds, and have been presented for illustrative purposes only. They are not necessarily indicative of the future financial position or future results of operations of the Company, or of the financial position or results of operations of the Company that would have actually occurred had the transaction been in effect as of the date or for the periods presented.


            See Notes to Pro Forma Condensed Financial Statements of
                      Emerson Radio Corp. and Subsidiaries

                      EMERSON RADIO CORP. AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 2005
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)


                                                                         Adjustment
                                                                         To Reflect           Adjustments
                                                                        Discontinued          to Reflect
ASSETS                                                   Historical      Operations           Sale of SSG      Pro Forma
                                                         ----------     -------------         -----------      ---------
                                                                             (A)                   (B)
Current Assets:
   Cash and cash equivalents                                   $2,954         ($1,137)              $18,110        $19,927
   Cash securing bank loans                                     5,620               -                                5,620
   Accounts receivable                                         29,634         (13,694)                              15,940
   Other receivables                                            1,620             (76)                               1,544
   Inventories                                                 53,517         (15,361)                              38,156
   Prepaid expenses and other current assets                    3,747            (447)                               3,300
   Deferred tax assets                                          4,923          (1,257)                               3,666
   Current assets of discontinued operations                        -          31,972               (31,972)             -
                                                             --------       ---------              --------        -------
Total current assets                                          102,015               -               (13,862)        88,153
Property, plant, and equipment, net                             8,275          (5,983)                               2,292
Deferred catalog expenses                                       1,597          (1,597)                                   -
Trademarks and other intangible assets                          5,078          (4,478)                                 600
Deferred tax assets                                            13,375          (2,130)  (C)          (3,724)         7,521

Other assets                                                      828            (351)                                 477
Noncurrent assets of discontinued operations                                   14,539                14,539
                                                             --------       ---------              --------        -------
           Total Assets                                      $131,168       $       -             $ (32,125)       $99,043
                                                             ========       =========              ========        =======

          LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities:
   Short-term borrowings                                      $13,044       $       -                     -        $13,044
   Current  maturities of long-term  borrowings                   110             (25)                    -             85
   Accounts payable and other current liabilities              30,365         (12,865)                    -         17,500
   Accrued sales returns                                        2,137            (218)                    -          1,919
   Income taxes payable                                           243               -                     -            243
   Current liabilities of discontinued operations                              13,108               (13,108)
                                                             --------       ---------              --------        -------
Total current liabilities                                      45,899               -               (13,108)        32,791
Long-term borrowings                                           14,970          (3,010)              (11,300)           660
Noncurrent liabilities of discountined operations                               3,010                (3,010)
Minority interest                                              16,696         (16,696)                    -
Minority interest in discontinued operations                                   16,696               (16,696)             -
Commitments and contingencies                                                                                            -
Shareholders' Equity:
   Preferred shares - 10,000,000 shares
       authorized; 3,677 shares issued
       and outstanding                                          3,310               -                     -          3,310
   Common shares -- $.01 par value, 75,000,000
      shares authorized;  52,883,131 and
       52,310,350 shares issued; 27,203,164
       and 26,630,383 shares outstanding,
       respectively                                               529               -                     -            529
   Capital in excess of par value                             116,788               -                     -        116,788
   Accumulated other comprehensive losses                         (87)              -                     -            (87)
   Accumulated deficit                                        (43,105)              -                11,989        (31,116)
   Treasury stock, at cost, 25,679,967 shares                 (23,832)              -                              (23,832)
                                                             --------       ---------              --------        -------
Total shareholders' equity                                    53,603                -                11,989         65,592
                                                             --------       ---------              --------        -------
           Total Liabilities and Shareholders' Equity        $131,168       $       -              $(32,125)       $99,043
                                                             ========       =========              ========        =======

            See Notes to Pro Forma Condensed Financial Statements of
                      Emerson Radio Corp. and Subsidiaries

                      EMERSON RADIO CORP. AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED MARCH 31, 2005
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                                      Adjustments to
                                                                          Reflect             Adjustments to
                                                                        Discontinued              Reflect
                                                        Historical      Operations             Sale of SSG         Pro Forma
                                                        ----------    ---------------         --------------       ---------
                                                                            (A)                    (B)
NET REVENUES                                                $320,704        $(89,921)              $      -        $230,783
COSTS AND EXPENSES:
   Cost of sales                                             262,285         (64,064)                               198,221
   Other operating costs and expenses                          5,889               -                                  5,889
   Selling, general and administrative
       expenses                                               41,304         (23,868)                                17,436
   Acquisition costs recovered                                 (454)               -                                   (454)
   Stock based compensation                                     377             (128)                                   249
                                                            --------        --------               ---------       --------
                                                             309,401         (88,060)                      -        221,341
                                                            --------        --------               ---------       --------

OPERATING INCOME                                              11,303          (1,861)                      -          9,442
   Interest expense, net                                     (1,562)             216    (D)              707           (639)
   Minority interest in net income of
          consolidated subsidiary                              (903)             903                                      -
                                                            --------        --------               ---------       --------
INCOME BEFORE INCOME TAXES                                    8,838             (742)                    707          8,803
Provision for income taxes                                    2,983                -    (E)              283          3,266
                                                            --------        --------               ---------       --------

INCOME FROM CONTINUING OPERATIONS                           $ 5,855         $   (742)              $     424       $  5,537
                                                            =======         ========               =========       ========

BASIC INCOME PER SHARE FROM CONTINUING
    OPERATIONS                                              $   .22                                                $    .21
                                                            =======                                                ========
DILUTED INCOME PER SHARE FROM CONTINUING
    OPERATIONS                                              $   .22                                                $    .20
                                                            =======                                                ========

WEIGHTED AVERAGE SHARES OUTSTANDING
   BASIS                                                     26,991                                                  26,991
                                                            =======                                                ========
   DILUTED                                                   27,264                                                  27,264
                                                            =======                                                ========


            See Notes to Pro Forma Condensed Financial Statements of
                      Emerson Radio Corp. and Subsidiaries

                      EMERSON RADIO CORP. AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED MARCH 31, 2004
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                                        Adjustments to
                                                                            Reflect
                                                                         Discontinued
                                                        Historical        Operations         Pro Forma
                                                        ----------      ---------------      ---------
                                                                              (A)
NET REVENUES                                                $263,774          $(83,822)         $179,952
COSTS AND EXPENSES:
   Cost of sales                                             215,455           (61,812)          153,643
   Other operating costs and expenses                          5,254                 -             5,254
   Selling, general and administrative
    Expenses                                                  42,021           (26,135)           15,886
   Acquisition costs incurred                                  1,553                 -             1,553
   Stock based compensation                                      523                 -               523
                                                       --------------   ----------------   --------------
                                                             264,806           (87,947)           176,859
                                                       --------------   ----------------   --------------

OPERATING INCOME (LOSS)                                       (1,032)             4,125            3,093
   Interest expense, net                                      (1,342)               459             (883)
   Minority interest in net loss of
          consolidated subsidiary                                789              (789)                -
                                                       --------------   ----------------   --------------
INCOME (LOSS) BEFORE INCOME TAXES                             (1,585)             3,795            2,210
Provision for income taxes                                     2,150                  -            2,150
                                                       --------------   ----------------   --------------

INCOME (LOSS) FROM CONTINUING OPERATIONS                    $ (3,735)         $   3,795         $     60
                                                            ========          =========         ========

BASIC INCOME  (LOSS) PER SHARE FROM
     CONTINUING OPERATIONS                                  $   (.14)                           $      -
                                                            ========                            ========
DILUTED INCOME  (LOSS) PER SHARE FROM
     CONTINUING OPERATIONS                                  $   (.14)                           $      -
                                                            ========                            ========

WEIGHTED AVERAGE SHARES OUTSTANDING
   BASIS                                                      27,227                              27,227
                                                            ========                            ========
   DILUTED                                                    27,227                              27,227
                                                            ========                            ========


            See Notes to Pro Forma Condensed Financial Statements of
                      Emerson Radio Corp. and Subsidiaries

                      EMERSON RADIO CORP. AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED MARCH 31, 2003
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                                     Adjustments to
                                                                         Reflect
                                                                      Discontinued
                                                        Historical     Operations      Pro Forma
                                                        ----------   --------------    ---------
                                                                          (A)
NET REVENUES                                               $330,315        $(85,099)      $245,216
COSTS AND EXPENSES:
   Cost of sales                                            264,037         (61,338)       202,699
   Other operating costs and expenses                         4,348                -         4,348
   Selling, general and administrative
    expenses                                                 43,196         (25,816)        17,380
   Stock based compensation                                      49                -            49
                                                           --------        ---------      --------
                                                            311,630          (87,154)      224,476
                                                           --------        ---------      --------

OPERATING INCOME                                             18,685            2,055        20,740
   Interest expense, net                                    (2,492)              599        (1,021)
   Minority interest in net loss of
          consolidated subsidiary                               731            (731)             -
                                                           --------        ---------      --------
INCOME BEFORE INCOME TAXES AND CUMULATIVE
EFFECT OF CHANGE IN ACCOUNTING
 PRINCIPLE                                                   16,924            1,923        18,847
Provision for income taxes                                   (9,282)               1        (9,281)
                                                           --------        ---------      --------

INCOME FROM CONTINUING OPERATIONS BEFORE
CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING                  $ 26,206        $   1,922      $ 28,128
                                                           ========        =========      ========

BASIC INCOME  PER SHARE FROM
      CONTINUING OPERATIONS                                $    .95                       $   1.01
                                                           ========                       ========
DILUTED INCOME  PER SHARE FROM
     CONTINUING OPERATIONS                                 $    .91                       $    .98
                                                           ========                       ========

WEIGHTED AVERAGE SHARES OUTSTANDING
   BASIS                                                     27,716                         27,716
                                                           ========                       ========
   DILUTED                                                   28,640                         28,640
                                                           ========                       ========



            See Notes to Pro Forma Condensed Financial Statements of
                      Emerson Radio Corp. and Subsidiaries

    Notes to Pro Forma Condensed Consolidated Financial Statements of Emerson
                          Radio Corp. and Subsidiaries



(A) To reflect Sport Supply Group, Inc. ("SSG") as a discontinued operation, including the reclassification of minority interest related to the Company's investment in SSG.

(B) To reflect the Company's sale of 4.7 million shares of SSG for cash to Collegiate Pacific Inc. for net proceeds of $29.4 million as if the transaction occurred on March 31, 2005. Such adjustments reflect the repayment of the entire balance of the Emerson revolving debt, consistent with the application of proceeds at the closing date. A net gain of $11,989, after a deferred tax charge of $3,724, has been credited to accumulated deficit.

(C) Adjustment reflects that portion of deferred tax assets attributable to the net operating loss carryforward utilized in connection with the gain on the sale of the SSG shares.

(D) Adjustment reflects a reduction of interest expense to remove that portion related to the Emerson revolving line of credit that was completely repaid from the net proceeds on the sale of SSG.

(E) Provision for income taxes reflects the increase in income taxes at the Company's effective tax rate of 40%, resulting from the reduction of interest expense.






            See Notes to Pro Forma Condensed Financial Statements of
                      Emerson Radio Corp. and Subsidiaries